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EXHIBIT 23

INDEPENDENT AUDITORS CONSENT

        We hereby consent to the incorporation by reference of our report dated January 24, 2004 on our audits of the consolidated financial statements of San Rafael Bancorp and Subsidiary as of December 31, 2003 and 2002 appearing in this Annual Report on Form 10-KSB.

/s/ VAVRINEK, TRINE, DAY & CO., LLP Vavrinek, Trine, Day & Co., LLP

Rancho Cucamonga, California
March 29, 2004

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INDEPENDENT AUDITORS CONSENT